SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
R. G. Barry Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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R. G. BARRY CORPORATION
13405 Yarmouth Road N.W.
Pickerington, Ohio 43147
April 19, 2006
Fellow Shareholders:
     On April 7, 2006, you were mailed the Proxy Statement for our upcoming 2006 Annual Meeting of Shareholders to be held at 11:00 a.m., Eastern Daylight Time, on Thursday, May 18, 2006, at our executive offices located at 13405 Yarmouth Road N.W., Pickerington, Ohio 43147.
     The Supplement located on the reverse side of this letter revises the information contained in the Proxy Statement as follows:
•	The bonus payment amounts for fiscal 2005 to our named executive officers in the Summary Compensation Table have been corrected; and

•	Related information as to the amount of the 2005 bonus paid to Thomas Von Lehman provided under the heading “Mr. Von Lehman’s 2005 Compensation” located in the “Report of the Compensation Committee of R. G. Barry Corporation on Executive Compensation” has been corrected.
     This letter and the Supplement on the reverse side are being mailed on or about April 19, 2006, to all shareholders entitled to vote at the 2006 Annual Meeting.
     You are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to complete, sign, date and return a proxy card. If you have already returned your proxy card, you do not need to return the enclosed card. However, if you have not already returned your proxy card, or if you wish to change your vote, please sign, date and promptly return the enclosed proxy in the reply envelope provided.
     We apologize for any inconvenience this may have caused and we thank you for your continued support.

Very truly yours,

Thomas Von Lehman,
Chief Executive Officer
-PLEASE SEE SUPPLEMENT TO PROXY STATEMENT ON REVERSE SIDE-

SUPPLEMENT TO PROXY STATEMENT FOR
2006 ANNUAL MEETING OF SHAREHOLDERS
To be held on May 18, 2006
     The corrected Summary Compensation Table below replaces in its entirety the Summary Compensation Table located on page 15 of the Proxy Statement. The only changes are located in the “Bonus($)” column. Because the related footnotes on page 15 of the Proxy Statement are unchanged, they have been omitted.
SUMMARY COMPENSATION TABLE

						Long Term Compensation
		Annual Compensation				Awards
Name and							Common
Principal Position						Restricted	Shares	All Other
During 2005	Fiscal	Salary	Bonus	Other Annual		Stock	Underlying	Compensation
Fiscal Year	Year	($)	($)	Compensation($)		Award(s)($)	Options(#)	($)
Thomas Von Lehman:	2005	$475,962	$360,000	$26,612	(2)	—	100,000)	$10,385	(4)
President and Chief Executive Officer (1)	2004	$480,000	$200,000	$20,562	(2)	–	150,000	–

Daniel Viren:	2005	$229,808	$145,625	$21,195	(3)	—	—	$8,365	(4)
Senior Vice President	2004	$220,000	—	$14,775	(3)	—	—	$992
–Finance, Chief Financial Officer and Secretary	2003	$220,000	–	$21,004	(3)	–	15,000	$4,044

Harry Miller:	2005	$155,250	$86,250	$83,258	(5)	–	–	$12,007	(4)
Vice President–	2004	$145,616	–	$37,888	(5)	–	–	$4,958
Human Resources	2003	$138,000	–	$21,486	(5)	–	15,000	$7,037
     In addition, in the “Report of the Compensation Committee of R. G. Barry Corporation on Executive Compensation,” the fifth sentence of the discussion under the heading “Mr. Von Lehman’s 2005 Compensation” located on page 13 the Proxy Statement incorrectly referenced a $200,000 bonus payment to Mr. Von Lehman. This sentence is revised to read as follows: “Mr. Von Lehman was paid a $360,000 bonus for the 2005 fiscal year in early 2006.”

☐	▼ DETACH PROXY CARD HERE ▼

PLEASE FILL IN, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.	☒
Votes must be indicated (x) in Black or Blue ink.
1.	Election of directors

FOR ALL	☐	WITHHOLD FOR ALL	☐	*EXCEPTIONS	☐

Nominees: David Lauer, Janice Page, Harvey Weinberg
*(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and strike a line through that nominee’s name.)

2.	The individuals designated to vote this proxy are authorized to vote, in their discretion, upon such other matters (none known at the time of solicitation of this proxy) as may properly come before the Annual Meeting or any adjournment.

To change your address, please mark this box.	☐

S C A N L I N E

Please sign exactly as your name appears hereon. When common shares are registered in two names, both shareholders should sign. When signing as attorney, executor, administrator, guardian or trustee, please give full title as such. If shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If shareholder is a partnership or other entity, please sign in entity name by authorized person. (Please note any change of address on this proxy card.)

Date	Shareholder sign here	Co-Owner sign here

R. G. BARRY CORPORATION

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 18, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder(s)of common shares of R. G. Barry Corporation (the “Company”) hereby constitutes and appoints Edward Stan and Daniel Viren, and each of them, the lawful agents and proxies of the undersigned, with full power of substitution in each, to attend the Annual Meeting of Shareholders of the Company to be held on Thursday, May 18, 2006, at the Company’s executive offices, 13405 Yarmouth Road N.W., Pickerington, Ohio, at 11:00 a.m., local time, and any adjournment, and to vote all of the common shares which the undersigned is entitled to vote at such Annual Meeting or at any adjournment.
     WHERE A CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY,WHEN PROPERLY EXECUTED, WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY,WHEN PROPERLY EXECUTED,WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO.1 AS DIRECTORS OF THE COMPANY AND IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE OR UNAVAILABLE TO SERVE, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE INDIVIDUALS DESIGNATED TO VOTE THE PROXY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S)AS
THE DIRECTORS MAY RECOMMEND.

     All proxies previously given or executed by the undersigned are hereby revoked. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement for the May 18, 2006 meeting and the Annual Report to Shareholders for the fiscal year ended December 31, 2005.
R. G. BARRY CORPORATION P.O. BOX 11094 NEW YORK, N.Y. 10203-0094
(Continued, and to be executed and dated on other side.)